SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                            BCSB BANKCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charger)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
     0-11.

     1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials: __________________________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                        [BCSB BANKCORP, INC. LETTERHEAD]




                                January 15, 2001




Dear Stockholder:

         We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of BCSB Bankcorp, Inc. (the "Company") to be held at Baltimore County Savings Bank, F.S.B.'s Perry Hall office located at 4208 Ebenezer Road, Baltimore, Maryland on Wednesday, February 14, 2001, at 4:00 p.m., eastern time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of Baltimore County Savings Bank, F.S.B. (the "Bank"), the Company's wholly owned subsidiary. Directors and officers of the Company and the Bank will be present to respond to any questions the stockholders may have.

         ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

         On behalf of the Board of Directors and all the employees of the Company and the Bank, I wish to thank you for your continued support.

                                          Sincerely,

                                          /s/ Gary C. Loraditch


                                          Gary C. Loraditch
                                          President

--------------------------------------------------------------------------------

                               BCSB BANKCORP, INC.
                          4111 E. JOPPA ROAD, SUITE 300
                            BALTIMORE, MARYLAND 21236

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 14, 2001

--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of BCSB Bankcorp, Inc. (the "Company") will be held at Baltimore County Savings Bank, F.S.B.'s Perry Hall office located at 4208 Ebenezer Road, Baltimore, Maryland on Wednesday, February 14, 2001, at 4:00 p.m., eastern time.

     A Proxy Statement and Proxy Card for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon the following matters:

          1. The election of three directors of the Company for three-year terms;

          2. The ratification of the appointment of Anderson Associates, LLP as independent certified public accountants of the Company for the fiscal year ending September 30, 2001; and

          3. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 29, 2000, are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     You are requested to fill in and sign the enclosed proxy card which is solicited by the Board of Directors and mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ David M. Meadows

                                         David M. Meadows
                                         Secretary
Baltimore, Maryland
January 15, 2001

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                               BCSB BANKCORP, INC.
                          4111 E. JOPPA ROAD, SUITE 300
                            BALTIMORE, MARYLAND 21236

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 14, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------


         This Proxy Statement is furnished to stockholders of BCSB Bankcorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") which will be held at Baltimore County Savings Bank, F.S.B.'s Perry Hall office located at 4208 Ebenezer Road, Baltimore, Maryland on Wednesday, February 14, 2001, at 4:00 p.m., eastern time, and at any adjournment thereof. The accompanying Notice of Annual Meeting and proxy card and this Proxy Statement are being first mailed to stockholders on or about January 15, 2001.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to David M. Meadows, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW AND FOR THE OTHER PROPOSITION STATED. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.


--------------------------------------------------------------------------------
                    VOTING SECURITIES AND SECURITY OWNERSHIP
--------------------------------------------------------------------------------

         The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on December 29, 2000 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 5,887,072 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

         Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth information regarding the shares of Common Stock beneficially owned as of the Record Date by persons who beneficially own more than 5% of the Common Stock, each of the Company's directors, including the executive officers of the Company named in the Summary Compensation Table, set forth under "Proposal I -- Election of Directors -- Executive Compensation -- Summary Compensation Table," and all of the Company's directors and executive officers as a group.

                                                       SHARES OF COMMON STOCK
                                                          BENEFICIALLY OWNED                     PERCENT OF
                                                          AT RECORD DATE (1)                     CLASS (2)
                                                          ------------------                     ----------
 Persons Owning Greater than 5%:
 ------------------------------
   Baltimore County Savings Bank, M.H.C.                      3,754,960                            63.77%
   4111 E. Joppa Road, Suite 300
   Baltimore, Maryland  21236

   BCSB Bankcorp, Inc.                                          473,390  (3)                        8.00
     Employee Stock Ownership Plan et. al.
   4111 E. Joppa Road Suite 300
   Baltimore, Maryland  21236

 Directors:
 ---------
   H. Adrian Cox                                                  6,512                             *
   Frank W. Dunton                                                8,925                             *
   Henry V. Kahl                                                  4,092                             *
   Gary C. Loraditch                                             26,483                             *
   William M. Loughran                                            9,898                             *
   John J. Panzer, Jr.                                            9,242                             *
   P. Louis Rohe                                                  9,508                             *

 All directors and executive                                     89,082                             1.51
   officers of the Company
   as a group (9 persons)

___________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock. The listed amounts include 2,500, 2,500, 2,500, 2,500, 2,500, 2,500, and 2,500 shares that Directors Cox, Dunton, Kahl, Loraditch, Loughran, Panzer, Jr. and Rohe, and all directors and executive officers of the Company as a group, respectively, have the right to acquire upon the exercise of options exercisable within 60 days of the Record Date. The listed amounts do not include shares with respect to which Directors Henry
     V. Kahl, H. Adrian Cox and Frank W. Dunton have voting power by virtue of their positions as trustees of the trusts holding 181,818 shares under the Company's Employee Stock Ownership Plan (the "ESOP") and 109,252 shares under the Baltimore County Savings Bank, F.S.B. (the "Bank") Deferred Compensation Plan (the "DCP"), nor 66,600 shares as to which such individuals share dispositive power by virtue of their positions as directors of Baltimore County Savings Bank Foundation, Inc. (the "Foundation"), nor 80,064 shares with respect to which Directors Kahl, Cox, Panzer have voting power by virtue of their positions as trustees of the Management Recognition Plan ("MRP") trust. ESOP shares are held in a suspense account for future allocation among participants as the loan used to purchase the shares is repaid. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. As of the Record Date, 18,292 shares had been allocated. Shares held by the DCP trust are voted in the same proportion as are the shares held by the ESOP trust. The shares held by the MRP trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust. Shares held by the Foundation are voted in the same ratio as all other shares of Common Stock are voted. The shares held by the DCP trust are held for the benefit of directors in the following amounts: Mr. Cox, 10,570 shares; Mr. Dunton, 15,021 shares; Mr. Kahl, 8,702 shares; Mr. Loraditch, 5,642 shares; Mr. Loughran,
                                       2

     5,642 shares; Mr. Panzer 21,008 shares; and Mr. Rohe, 20,223 shares. Such directors bear the economic risk associated with such shares.
(2) Based on a total of 5,877,072 shares of Common Stock outstanding at the Record Date.
(3) Includes 181,818 shares owned by the ESOP, 86,808 shares owned by the DCP, 58,100 shares owned by the Bank's 401(k) Plan, 80,064 shares owned by the MRP trust and 66,600 shares owned by the Foundation. Henry V. Kahl, H. Adrian Cox and Frank W. Dunton, who serve as directors of the Company, serve as trustees of the ESOP and the DCP and serve as three of the Foundation's seven directors. Such individuals share voting power over shares held by the ESOP and the DCP and share dispositive power over shares held by the DCP trust and the Foundation. Henry V. Kahl, H. Adrian Cox and John J. Panzer, Jr. who serve as a directors of the Company, serve as trustees of the MRP trust. The trustees of the MRP trust share voting and dispositive power over the shares held by the MRP trust. The Bank is the trustee of the 401(k) Plan assets invested in Common Stock, and in their capacities as directors of the Bank, Messrs. Kahl, Cox and Dunton share voting and dispositive power over shares held by the 401(k) Plan. In their individual capacity, such individuals disclaim beneficial ownership of shares held by the ESOP, the DCP, the MRP trust, the 401(k) Plan and the Foundation.
*    Less than 1% of outstanding Common Stock.


--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

         The Company's Charter requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, three directors will be elected for terms expiring at the 2004 Annual Meeting. The Board of Directors has nominated H. Adrian Cox, William M. Loughran and John J. Panzer, Jr. to serve as directors for a three-year period. All nominees currently are members of the Board. Under Federal law and the Company's Bylaws, directors are elected by a plurality of the votes at a meeting at which a quorum is present.

         It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth, for each nominee for director and continuing director of the Company, his age, the year he first became a director of the Bank, which is the Company's principal operating subsidiary, and the expiration of his term as a director. All such persons were appointed as directors in 1998 in connection with the incorporation and organization of the Company. Each director of the Company also is a member of the Board of Directors of the Bank.

                                                                 YEAR FIRST
                                            AGE AT               ELECTED AS             CURRENT
                                          SEPTEMBER 30,          DIRECTOR OF             TERM
                NAME                         2000                 THE BANK             TO EXPIRE
                ----                        -------              ----------            ---------
                                     BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004

        H. Adrian Cox                         56                    1987                 2001
        William M. Loughran                   55                    1991                 2001
        John J. Panzer, Jr.                   58                    1991                 2001

                                           DIRECTORS CONTINUING IN OFFICE

        Frank W. Dunton                       72                    1994   (1)           2003
        Gary C. Loraditch                     46                    1991                 2003
        Henry V. Kahl                         57                    1989                 2002
        P. Louis Rohe                         78                    1955                 2002

         -------------
         (1) Mr. Dunton was a director of the Bank since its incorporation in 1955 through 1990. He rejoined the Bank's Board of Directors in 1994.

     Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     H. ADRIAN COX is an insurance agent with Rohe and Rohe Associates, Inc. in Baltimore, Maryland. Mr. Cox also is employed as a real estate agent with Century 21 Horizon Realty, Inc. in Baltimore, Maryland.

     WILLIAM M. LOUGHRAN was named Senior Vice President of the Bank effective January 4, 1999. He also serves as Vice President of the Company and Baltimore County Savings Bank, M.H.C. (the "MHC"). Prior to being named Senior Vice
President, he served as Vice President of the Bank in charge of lending operations. Mr. Loughran joined the Bank in 1973.

     JOHN J. PANZER, JR. has been a self-employed builder of residential homes since 1971.

     FRANK W. DUNTON has been retired since 1994. Prior to his retirement, Mr. Dunton was a self-employed real estate appraiser. He was a director of the Bank since its incorporation in 1955 through 1990. He rejoined the Board in 1994.

     GARY C. LORADITCH was named President of the Company, the Bank and the MHC effective January 4, 1999. Previously, he served as Vice President, Secretary and Treasurer of the Bank. He is a certified public accountant and an attorney. Mr. Loraditch joined the Bank in 1974.

     HENRY V. KAHL is an Assessor Supervisor with the State of Maryland Department of Assessments & Taxation in Baltimore, Maryland.

     P. LOUIS ROHE has been retired for approximately 10 years. Prior to his retirement, Mr. Rohe was an attorney. He has been a director of the Bank since its incorporation in 1955.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to executive officers of the Company who do not serve on the Board of Directors.

                                   AGE
                                AS OF THE
 NAME                          RECORD DATE                    TITLE
 ----                          -----------                    -----

 Bonnie M. Klein                    45             Vice President and Treasurer
                                                   of the Company and the Bank

 David M. Meadows                   44             Vice President, General
                                                   Counsel and Secretary of the
                                                   Company and the Bank

     BONNIE M. KLEIN joined the Bank in 1975 and has served in various capacities of increasing responsibility since then. She was named Vice President and Treasurer of the Company and the Bank effective January 4, 1999. She is a Certified Public Accountant.

     DAVID M. MEADOWS was named Vice President, General Counsel and Secretary of the Company and the Bank effective January 4, 1999. Previously, he was a Partner in the law firm of Moore, Carney, Ryan and Lattanzi, L.L.C.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Company and the Bank meet monthly and may have additional special meetings. During the year ended September 30, 2000, the Board of Directors of the Company met nine times and the Board of Directors of the Bank met 13 times. All directors attended at least 75% in the aggregate of the total number of Company or Bank Board of Directors meetings held during the year ended September 30, 2000 and the total number of meetings held by committees on which he served during such fiscal year.

     The Bank Board of Directors' Audit Committee consists of Directors Kahl, Cox and Panzer. The members of the Audit Committee are "independent," as "independent" is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Committee met four times during the year ended September 30, 2000 to examine and approve the audit report prepared by the independent auditors of the Bank, to review and recommend the independent auditors to be engaged by the Bank and to review internal accounting controls. The Company's Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee's charter is attached to this Proxy Statement as Exhibit A.

     The Bank Board of Directors' Executive Committee serves as the compensation committee. The Executive Committee consists of Directors Cox, Kahl, Rohe, Panzer and Dunton. The Executive Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Executive Committee reports its evaluations and findings to the full Board of Directors and all compensation decisions are ratified by the full Board of Directors. Directors of the Bank who also are officers of the Bank abstain from discussion and voting on matters affecting their compensation. The Executive Committee met nine times during the fiscal year ended September 30, 2000.

     The Company's full Board of Directors acts as a nominating committee for selecting the management nominees for election as directors of the Company in accordance with the Company's Bylaws. In its deliberations, the Board, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. The Board of Directors met once as a nominating committee during the year ended September 30, 2000. The Company's Bylaws set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than 30 days nor more than 60 days prior to the date of any such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the cash and noncash compensation for the last fiscal year awarded to or earned by the executive officers of the Company in fiscal 2000 that exceeded $100,000 for services rendered in all capacities to the Company, the Bank and their affiliates.

                                                                                         LONG-TERM COMPENSATION
                                                                                        --------------------------
                                                     ANNUAL COMPENSATION                        AWARDS
                                            --------------------------------------      --------------------------
                                                                                        RESTRICTED      SECURITIES
NAME AND                                                             OTHER ANNUAL          STOCK        UNDERLYING      ALL OTHER
PRINCIPAL POSITION               YEAR       SALARY       BONUS      COMPENSATION(1)       AWARDS        OPTIONS (#)   COMPENSATION
------------------               ----       ------       -----      ---------------       ------       -----------    ------------

Gary C. Loraditch                2000     $ 147,000    $ 25,466                        $   9,800             --        $19,852 (4)
   President (2)                 1999       132,662      15,145          --               45,600 (3)     10,000         19,057
                                 1998       105,511      17,711          --                   --             --         11,306

William M. Loughran              2000       125,884      20,846                            9,804                        16,616 (4)
   Senior Vice President         1999       116,648      12,619          --               45,600  (3)    10,000         18,610
                                 1998       103,646      17,711          --                   --             --         11,306

David M. Meadows                 2000        98,355      10,392                                                          1,295
Vice President, General Counsel
   and Secretary

____________
 (1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal 1999 did not exceed the lesser of 10% of the executive officer's salary and bonus or $50,000.
 (2)      Mr. Loraditch was named President effective January 4, 1999.
 (3) Amount shown in the table is based on the closing price of the Common Stock of $8.00 as quoted on the Nasdaq National Market on the date of grant, July 15, 1999. The restricted Common Stock awarded vests at the rate of 25% per year following the date of grant, with the first 25% having vested on July 15, 2000. As of September 30, 2000, based on the average of the high and low sale price of the Common Stock of $6.1875, as reported on the Nasdaq National Market, the aggregate value of the unvested 4,275 shares of restricted Common Stock awarded to each of Messrs. Loraditch and Loughran was $26,451. In the event the Company pays dividends with respect to its Common Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of restricted Common Stock between the date the restricted stock was awarded and the date the restricted stock is distributed, plus interest on cash dividends, provided that dividends paid with respect to unvested restricted stock must be repaid to the Company in the event the restricted stock is forfeited prior to vesting.
 (4) Amounts include $2,828, $2,325 and $1,295 of matching contributions paid by the Bank pursuant to the Bank's 401(k) Plan for the benefit of Messrs. Loraditch, Loughran and Meadows, respectively, $9,071 and $7,582 accrued by the Bank under the Bank's pension plan for the benefit of Messrs. Loraditch and Loughran, respectively, and $7,953 and $6,709 in stock allocated to the accounts of Messrs. Loraditch and Loughran, respectively, under the ESOP.

         Fiscal  Year-End   Option  Values.   The  following  table  sets  forth
information concerning the value as of September 30, 2000 of options held by the executive officers named in the Summary Compensation Table set forth above.

                                           NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                         UNDERLYING UNEXERCISED                 IN-THE-MONEY OPTIONS
                                        OPTIONS AT FISCAL YEAR-END              AT FISCAL YEAR-END (1)
                                        ---------------------------          --------------------------
NAME                                    EXERCISABLE  UNEXERCISABLE           EXERCISABLE  UNEXERCISABLE
----                                    -----------  -------------           -----------  -------------

Gary C. Loraditch                          2,500         7,500                     --            --
William M. Loughran                        2,500         7,500                     --            --
David M. Meadows                            --            --                       --            --

-----------
(1) At September 30, 2000, the fair market value of the underlying Common Stock of $6.1875 as quoted on the Nasdaq National Market System was below the exercise price of $8.00 per share.

         No options were granted to or exercised by the named executive officers during fiscal year 2000, and no options held by any executive officer of the Company repriced during the past ten full fiscal years.

         Change-in-Control Severance Agreements. The Bank's Severance Agreements with Officers Loraditch and Loughran (collectively, the "Employees") have a term ending on the earlier of (a) 36 months after their recent renewal on September 27, 2000, and (b) the date on which the Employee terminates employment with the Bank. On each annual anniversary date from the date of commencement of the Severance Agreements, the term of the Severance Agreements may be extended for additional one-year periods beyond the then effective expiration date upon a determination by the Board of Directors that the performance of these individuals has met the required performance standards and that such Severance Agreements should be extended. An Employee becomes entitled to collect severance benefits under the Severance Agreement in the event of the Employee's (a) voluntary termination of employment (i) within 30 days following a change of control or (ii) within 30 days of certain specified events that both occur during the Covered Period (defined below) and constitute a Change in Duties, or (b) involuntary termination of employment for any reason other than "for Cause" during the period that begins 12 months before a change in control and ends 18 months after a change in control (the "Covered Period"). Because the MHC owns 63.77% of the Company's outstanding Common Stock, it is unlikely that there will be a change-in-control of the Company that would trigger a payment obligation under the Severance Agreements.

         In the event an Employee becomes entitled to receive severance benefits, the Employee will (i) be paid an amount equal to (i) 2.99 times the annualized base salary paid to the Employee in the immediately preceding 12-month period (excluding board fees and bonuses) and (ii) will receive either cash in an amount equal to the cost to the Employee of obtaining all health, life, disability and other benefits which the Employee would have been eligible to participate in through the second annual anniversary date of his termination of employment or continued participation in such benefit plans through the second annual anniversary date of his termination of employment, to the extent the Employee would continue to qualify for participation therein. The Severance Agreements provide that within 10 business days of a change of control, the Bank shall fund, or cause to be funded, a trust in the amount necessary to pay amounts owed to the Employees as a result of the change of control. The amount to be paid to an Employee from this trust upon his or her termination is determined according to the procedures outlined in the Severance Agreements, and any money not paid to the Employee is returned to the Bank.

         The aggregate payments that would be made to Officers Loraditch, and Loughran, assuming termination of employment under the foregoing circumstances at September 30, 2000, would have been approximately $800,000. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that one of these Employees prevails over the Bank in a legal dispute as to the Severance Agreement, he or she will be reimbursed for legal and other expenses.

DIRECTOR COMPENSATION

         Fees. The Chairman of the Board of Directors receives a monthly retainer of $1,250 per month, and all other nonemployee directors receive $1,000 per month. Each nonemployee director also receives a fee of $250 per each regular and special Board and committee meeting attended. Directors who serve as officers of the Company or the Bank do not receive additional compensation for their service as directors.

         Deferred Compensation Plan. The Bank maintains a Deferred Compensation Plan (the "DCP"), which is a restatement of the Bank's Directors' Retirement Plan, for directors and select executive officers. Prior to each DCP year, each non-employee director may elect to defer receipt of all or part of his future fees (including retainers), and any other participant may elect to defer receipt of up to 25% of salary or 100% of bonus compensation. On each September 30 beginning with 1998, each DCP participant who has between three and 12 years of service as a director will have his account credited with $6,000. A participant who, after the DCP's effective date, completes three years of service as a director, will have his account credited with $24,000 on the September 30 following completion of three years of service. All amounts credited to a participant's account shall be credited with the investment return which would have resulted if such amounts had been invested, based upon the participant's choice, between the dividend-adjusted rate of return on the Common Stock and the Bank's highest annual rate of interest on certificates of deposit having a one-year term. Each participant may make an election to receive distributions either in a lump sum or in annual installments over a period up to ten years. During the year ended September 30, 2000, the Bank credited $6,000 under the DCP to each of Directors Cox, Kahl, Loraditch, Loughran and Panzer.

         The Bank has established a grantor trust and may, at any time or from time to time, make additional contributions to the trust. In the event of a change in control, the Bank will contribute to the trust an amount sufficient to provide the trust with assets having an overall value equal to the aggregate account balances under the Plan. The trust's assets are subject to the claims of the Bank's general creditors and are available for eventual payments to participants.

         Incentive Compensation Plan. The Bank's Board of Directors adopted the Incentive Compensation Plan (the "ICP"), effective October 1, 1994. The ICP is administered by the Executive Committee, which is appointed by the Bank's Board of Directors. Under the ICP, each eligible director and employee receives annual cash bonus awards based on the Bank's performance under criteria specified in the ICP. In addition, pursuant to the terms of the ICP, directors are permitted to make deferral elections, and to elect to have the rate of return on their deferrals measured by either the Multiplier times 1.5% or the highest 12-month CD rate. During the year ended September 30, 2000, the Bank paid $3,017, $2,667, $3,437, $25,466, $20,846, $3,017 and $2,798 to Directors
 Cox, Dunton, Kahl, Loraditch, Loughran, Panzer and Rohe, respectively, pursuant to the ICP.

         Stock Benefit Plans. Non-officer directors are eligible to receive awards under the Company's stock option plan and MRP. No awards were made to the directors under these plans during the year ended September 30, 2000. During the year ended September 30, 1999, Directors Cox, Panzer, Dunton, Kahl and Rohe received options to purchase 10,000, 10,000, 10,000, 10,000 and 10,000 shares of Common Stock, respectively, at an exercise price of $8.00 per share. In addition, Directors Cox, Panzer, Dunton, Kahl and Rohe received awards of 5,700, 5,700, 5,700 and 5,700 shares, respectively, of restricted Common Stock. Such option and MRP awards vest at the rate of 25% annually, with the first 25% having vested on July 15, 2000. Options granted have a ten-year term and an exercise price of $8.00 per share.

         Reimbursement for Tax Advice. The Bank's Board of Directors has also adopted a policy to reimburse designated directors and officers for expenses they incur in connection with professional tax, estate planning or financial advice they obtain related to the benefits they receive under the stock and non-stock related benefit plans of the Bank and the Company. Reimbursements are limited to $1,000 for each eligible individual during any fiscal year, with a one-time allowance not to exceed $5,000 for estate planning expenses. The level of annual reimbursements may be increased to $2,000 on a one-time basis in the event of a change in control of the Company. No reimbursements were made by the Bank during the year ended September 30, 2000.

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At September 30, 2000, the Bank had $279,074 in loans outstanding to directors and executive officers.


--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors has heretofore renewed the Company's arrangements with Anderson Associates LLP, independent public accountants, to be its auditors for the 2001 fiscal year, subject to ratification by the Company's stockholders. A representative of Anderson Associates, LLP will be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires. The representative will also be available to answer appropriate questions.

     THE APPOINTMENT OF THE AUDITORS MUST BE APPROVED BY A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF AUDITORS.


--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors (the "Audit Committee") has:

     1. Reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2000 with the management of the Company.

     2. Discussed with the Company's independent auditors the matters required to be discussed by Statement of Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

     3. Received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements.

     Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2000 be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2000.


                                        Members of the Audit Committee

                                        Henry V. Kahl
                                        H. Adrian Cox
                                        John J. Panzer, Jr.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers and directors and all persons who own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock (collectively, "Reports") and to furnish the Company with copies of all such Reports that are filed. Based solely on its review of such Reports or written representations that no such Reports were necessary that the Company received in the past fiscal year or with respect to the past fiscal year, management believes that during fiscal year 2000 all Reporting Persons have complied with these reporting requirements.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefor.

         The Company's 2000 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than January 25, 2001. In order to be eligible for inclusion in the proxy materials of the Company for the Annual Meeting of Stockholders for the year ending September 30, 2001, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 4111 E. Joppa Road, Suite 300, Baltimore, Maryland 21236 by no later than September 27, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ David M. Meadows


                                         David M. Meadows
                                         Secretary
January 15, 2001
Baltimore, Maryland

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, BCSB BANKCORP, INC., 4111 JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND 21236.

                                                                      Exhibit A

                               BCSB BANKCORP, INC.

                             AUDIT COMMITTEE CHARTER


The Audit  Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Inc. The members of the Audit Committee shall be appointed by the Board, upon recommendation of the Nominating Committee.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall meet at least five (5) times per fiscal year and shall make regular reports to the Board.

The Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.
     2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.
     3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.
     4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.
     5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.
     6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.
     7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.
     8.   Approve the fees to be paid to the independent auditor.
     9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.
     10. Evaluate together with the Board the performance of the independent auditor, and if so determined by the Audit Committee, recommend that the Board replace the independent auditor.
     11. Review the appointment and replacement of the senior internal auditing executive.
     12. Review the significant reports to management prepared by the internal auditing department and management's responses.

     13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.
     14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.
     15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's affiliated entities are in conformity with applicable legal requirements.
     16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.
     17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:
          (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information
          (b)  Any changes required in the planned scope of the internal audit.
          (c)  The  internal  audit  department  responsibilities,   budget  and
               staffing.
     18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.
     19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.
     20. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.
     21. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                REVOCABLE PROXY

                               BCSB BANKCORP, INC.
                               BALTIMORE, MARYLAND


                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 14, 2001

         The undersigned hereby appoints Henry V. Kahl, Frank W. Dunton and Gary
C. Loraditch, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of BCSB Bankcorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Baltimore County Savings Bank, F.S.B.'s Perry Hall office located at 4208 Ebenezer Road, Baltimore, Maryland, on Wednesday, February 14, 2001, at 4:00 p.m. (the "Annual Meeting"), and at any and all adjournments thereof, as follows:

                                                                        VOTE
                                                        FOR            WITHHELD
                                                        ---            --------
       1.         The election as directors of all
                  nominees listed below (except as
                  marked to the contrary below).        [ ]             [ ]

                  H. Adrian Cox
                  William M. Loughran
                  John J. Panzer, Jr.


              INSTRUCTION:  TO WITHHOLD YOUR VOTE
              FOR ANY OF THE INDIVIDUALS NOMINATED, INSERT
              THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

              __________________________________

                                                              FOR       AGAINST     ABSTAIN
                                                              ---       -------     -------
       2.     Proposal to ratify the appointment of
              Anderson Associates, LLP as independent
              certified public accountants of the Company
              for the fiscal year ending September 30, 2001   [  ]        [  ]        [  ]

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

--------------------------------------------------------------------------------
 THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, then the power of said attorneys and prior proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and a Proxy Statement dated January 15, 2001.

Dated: _______________________________




---------------------------------------     ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER




---------------------------------------     ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


         Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.


         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.